Fees Summary	Oct. 21, 2025 USD ($) shares
Fees Summary [Line Items]
Total Offering	$ 496,877,403.00
Previously Paid Amount	0.00
Total Fee Amount	68,618.77
Total Offset Amount	0.00
Net Fee	68,618.77
Narrative - Max Aggregate Offering Price	$ 496,877,403.00
Narrative - Max Aggregate Offering Amount | shares	498,362,523
Final Prospectus	true